                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                               EXCELSIOR FUNDS TRUST
        -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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                                       2

[LOGO OF EXCELSIOR FUNDS]

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                             EXCELSIOR FUNDS TRUST
                               73 Tremont Street
                       Boston, Massachusetts 02108-3913

Dear Shareholder:

  You are cordially invited to attend the Special Meetings ("Meetings") of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, formerly known as Excelsior Institutional Trust, (each a "Company" and, together, the "Companies") to be held on Friday, September 7, 2001 at 10:00 a.m., Eastern time, at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, Connecticut 06905.

  At the Meetings, shareholders will be asked to vote on the following matters: (1) the election of Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. by each Company's respective shareholders and the election of the Board of Trustees of Excelsior Funds Trust by its shareholders; and (2) the ratification of the selection of Ernst & Young LLP as the Companies' independent auditors.

  Whether or not you plan to be present at a Meeting, your vote is needed. If you do not plan to be present at the relevant Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose. You may also vote by Internet or telephone according to the instructions on your Proxy.

  We look forward to seeing you at the Meetings or receiving your proxy card(s) or your vote by Internet or telephone, so your shares may be voted at the Meetings.

                                          Sincerely yours,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          President

         SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY
                       CARD(S) IN THE ENCLOSED ENVELOPE.

[LOGO OF EXCELSIOR FUNDS]

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                             EXCELSIOR FUNDS TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  July 13, 2001

To the Shareholders of Excelsior Funds, Inc.,
 Excelsior Tax-Exempt Funds, Inc. and
 Excelsior Funds Trust:

  Special Meetings of Shareholders (the "Meetings") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, formerly known as Excelsior Institutional Trust, (each a "Company" and, together, the "Companies") will be held on Friday, September 7, 2001 at 10:00 a.m., Eastern time, at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, Connecticut 06905.

  The Funds ("Funds") of each Company are as follows:

 Company                       Fund
 -------                       ----
 Excelsior Funds, Inc.         Blended Equity Fund
                               Large Cap Growth Fund
                               Small Cap Fund
                               Technology Fund
                               Biotechnology Fund
                               Value and Restructuring Fund
                               Energy and Natural Resources Fund
                               Real Estate Fund
                               International Fund
                               Latin America Fund
                               Pacific/Asia Fund
                               Pan European Fund
                               Emerging Markets Fund
                               Intermediate-Term Managed Income Fund
                               Short-Term Government Securities Fund
                               Managed Income Fund
                               Money Fund
                               Government Money Fund
                               Treasury Money Fund

 Excelsior Tax-Exempt Funds,   Tax-Exempt Money Fund
  Inc.                         New York Tax-Exempt Money Fund
                               Long-Term Tax-Exempt Fund
                               Intermediate-Term Tax-Exempt Fund
                               Short-Term Tax-Exempt Securities Fund
                               New York Intermediate-Term Tax-Exempt Fund
                               California Tax-Exempt Income Fund

 Excelsior Funds Trust         Mid Cap Value Fund (formerly known as the Value
                               Equity Fund)
                               Optimum Growth Fund
                               Equity Fund
                               Income Fund
                               Total Return Bond Fund
                               International Equity Fund
                               High Yield Fund

  The Meetings will be held for the following purposes:

  (1) To elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham, to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and to the Board of Trustees of Excelsior Funds Trust;

  (2) To ratify the selection of Ernst & Young LLP as the Companies' independent auditors; and

  (3) The transaction of such other business as may properly come before the Meetings or any adjournments thereof.

  The proposals referred to above are discussed in the Joint Proxy Statement attached to this Notice. Each shareholder is invited to attend the relevant Meeting in person. Shareholders of record at the close of business on July 2, 2001 have the right to vote at the Meetings. If you cannot be present at a Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or you may vote by Internet or telephone according to the instructions on your proxy card in order that the Meetings can be held and a maximum of shares may be voted.

                                          By Order of the Boards of Directors
                                           of Excelsior Funds, Inc. and
                                           Excelsior Tax-Exempt Funds, Inc.
                                           and the Board of Trustees of
                                           Excelsior Funds Trust

                                          W. Bruce McConnel
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR SEPTEMBER 7, 2001 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY (ONE-THIRD IN THE CASE OF EXCELSIOR FUNDS TRUST) OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT A MEETING. IN THAT EVENT, A COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING A COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR VOTE BY INTERNET OR TELEPHONE IMMEDIATELY.

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                             EXCELSIOR FUNDS TRUST
                               73 Tremont Street
                       Boston, Massachusetts 02108-3913

                             JOINT PROXY STATEMENT

  This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust, formerly known as Excelsior Institutional Trust, (together with Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., the "Companies" and each individually, a "Company"). The Special Meetings will be held at the offices of U.S. Trust Company ("U.S. Trust Co."), 225 High Ridge Road, Stamford, Connecticut on Friday, September 7, 2001 at 10:00 a.m., Eastern time (such meetings and any adjournments thereof are referred to collectively as the "Meetings" and individually as a "Meeting"). This Joint Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about July 13, 2001. The Funds ("Funds") of each Company are as follows:

 Company                       Fund
 -------                       ----
 Excelsior Funds, Inc.         Blended Equity Fund
                               Large Cap Growth Fund
                               Small Cap Fund
                               Technology Fund
                               Biotechnology Fund
                               Value and Restructuring Fund
                               Energy and Natural Resources Fund
                               Real Estate Fund
                               International Fund
                               Latin America Fund
                               Pacific/Asia Fund
                               Pan European Fund
                               Emerging Markets Fund
                               Intermediate-Term Managed Income Fund
                               Short-Term Government Securities Fund
                               Managed Income Fund
                               Money Fund
                               Government Money Fund
                               Treasury Money Fund

 Excelsior Tax-Exempt Funds,   Tax-Exempt Money Fund
  Inc.                         New York Tax-Exempt Money Fund
                               Long-Term Tax-Exempt Fund
                               Intermediate-Term Tax-Exempt Fund
                               Short-Term Tax-Exempt Securities Fund
                               New York Intermediate-Term Tax-Exempt Fund
                               California Tax-Exempt Income Fund

 Excelsior Funds Trust         Mid Cap Value Fund (formerly known as the Value
                               Equity Fund)
                               Optimum Growth Fund
                               Equity Fund
                               Income Fund
                               Total Return Bond Fund
                               International Equity Fund
                               High Yield Fund

  It is expected that the solicitation of proxies will be primarily by mail. The Companies' officers and investment advisers and administrators may also solicit proxies by telephone, telegraph, facsimile, personal interview or the Internet. The Companies have retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $35,000. The Companies intend to record votes by telephone or by Internet. Accordingly, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Companies will bear the proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the relevant Company a written notice of revocation or a subsequently executed proxy or by attending the relevant Meeting and electing to vote in person. Proxies voted by telephone or by Internet may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked. This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Company.

  The following table summarizes the proposals to be voted on at the Meetings and indicates those shareholders who are being solicited with respect to each proposal.

     Proposal                                      Shareholders Solicited
     --------                                      ----------------------
 1.  To elect Messrs. Rodman L. Drake,    The shareholders of each Company will
     Ralph E. Gomory, Mel Hall, Roger     vote together as a single class.
     M. Lynch, Jonathan Piel and
     Frederick S. Wonham to the Board
     of Directors of Excelsior Funds,
     Inc. and Excelsior Tax-Exempt
     Funds, Inc. and to the Board of
     Trustees of Excelsior Funds Trust.

 2.  To ratify the selection of Ernst &   The shareholders of each Company will
     Young LLP as the Companies'          vote together as a single class.
     independent auditors.

  A Proxy is enclosed with respect to the shares you own in a Company. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meetings in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at a Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

  Shareholders who do not expect to be present at a Meeting and who wish to have their shares voted are requested to complete the enclosed Proxy(ies) and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders may also vote by telephone or the Internet as described on the Proxy.

  Each Company will furnish, without charge, copies of such Company's most recent semi-annual and annual reports to shareholders to any shareholder upon request. Each Company's semi-annual and annual reports to shareholders may be obtained from such Company by writing to that Company at 73 Tremont Street, Boston, Massachusetts 02108-3913, by calling (800) 446-1012 (from overseas, call (617) 557-8280) or by the Internet: http://www.excelsiorfunds.com

                THE BOARDS OF EXCELSIOR FUNDS, INC., EXCELSIOR
               TAX-EXEMPT FUNDS, INC. AND EXCELSIOR FUNDS TRUST
              RECOMMEND A VOTE FOR THE APPROVAL OF EACH PROPOSAL
     DESCRIBED IN THIS JOINT PROXY STATEMENT FOR THEIR RESPECTIVE COMPANY.

              PROPOSAL 1: ELECTION OF BOARD OF DIRECTORS/TRUSTEES

  The first proposal to be considered at the Meetings of the Companies is the election of six Board members who will constitute the entire Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the entire Board of Trustees of Excelsior Funds Trust (collectively, the "Directors"). The Boards of each of the Companies currently consists of Messrs. Rodman L. Drake, Joseph H. Dugan, Wolfe J. Frankl, Mel Hall, Jonathan Piel, Robert A. Robinson, Alfred Tannachion and Frederick S. Wonham. Messrs. Dugan, Frankl, Robinson and Tannachion will be retiring from the Boards as of July 27, 2001 and are not being considered for election to the Boards. The other current Directors (the "Current Directors") are proposed for election to each of the Boards.

  Two new Directors have been nominated for election to the Boards of each Company. They are Ralph E. Gomory and Roger M. Lynch (together the "New Directors"). Neither Mr. Gomory nor Mr. Lynch is an "interested person" of the Companies' investment advisers, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

  At a meeting held on May 18, 2001, the Boards of each of the Companies approved a reduction in the size of each of the Boards to four Directors immediately following the retirement of Messrs. Dugan, Frankl, Robinson and Tannachion. The Boards also approved an increase in the size of each Board to six Directors immediately after the approval by shareholders of Proposal 1 in order to accommodate the two new Directors.

  Messrs. Wonham, Drake and Piel were most recently elected to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at Special Meetings of Shareholders held on December 9, 1996 and to the Board of Trustees of Excelsior Funds Trust at a Special Meeting of Shareholders held on May 3, 2000. Mr. Hall was elected to serve as a Director at a regular meeting of the Companies' Boards held on July 28, 2000, but has not been elected by shareholders. Messrs. Gomory and Lynch were nominated to serve as Directors at a meeting of the Companies' Boards held on May 18, 2001, but have not been elected by shareholders.

  When Charles Schwab & Co. acquired the parent company of U.S. Trust Co. and United States Trust Company of New York ("U.S. Trust NY and collectively with U.S. Trust Co., "U.S. Trust") in May 2000, the Companies agreed to comply with
Section 15(f) of the 1940 Act. Under Section 15(f), for a period of at least three years following a change of control involving an investment company's adviser, at least 75% of each Company's Board must not be "interested" persons of the investment adviser within the meaning of the 1940 Act. The Companies currently meet this requirement and will continue to meet this requirement if shareholders approve Proposal No. 1.

  Each Director so elected will hold office until his successor is elected and qualifies, or until his term as a Director is terminated as provided in the Companies' By-Laws. The persons named as proxies in the accompanying Proxy(ies) have been designated by each Company's Board and intend to vote for the nominees named below.

  Although the persons nominated have consented to serve as Directors if elected and the Boards have no reason to believe that any nominee will be unable to serve, if any nominee withdraws or otherwise becomes unable to serve prior to the Meetings the persons named as proxies will vote for any substitute nominee selected by the Boards.

  All shares represented by valid Proxies will be voted in the election of Directors for each nominee named below unless authority to vote for a particular nominee is withheld. With respect to each Company, the six nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Companies' Boards may recommend unless a decision is made to reduce the number of Directors. The following table sets forth certain information about each of the nominees:

                            Director/
                             Trustee                Principal Occupation During
Name                    Age   Since             Past 5 Years and Other Affiliations
----                    --- ---------           -----------------------------------
Rodman L. Drake          57    6/94   Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt
                                      Funds, Inc. (since 1996); Trustee, Excelsior Funds
                                      Trust; Director, Parsons Brinkerhoff, Inc. (engineering
                                      firm) (since 1995); President, Continuation Investments
                                      Group, Inc. (since 1997); President, Mandrake Group
                                      (investment and consulting firm) (1994-1997); Chairman,
                                      MetroCashcard International, Inc. (since 1999);
                                      Director, Hotelvision, Inc. (since 1999); Director,
                                      Alliance Group Services, Inc. (since 1998); Director,
                                      Clean Fuels Technology Corp. (since 1998); Director,
                                      Absolute Quality, Inc. (since 2000); Director, Hyperion
                                      Total Return Fund, Inc. and three other funds for which
                                      Hyperion Capital Management, Inc. serves as investment
                                      adviser (since 1991); Co-Chairman, KMR Power Corporation
                                      (power plants) (from 1993 to 1996); Director, The Latin
                                      America Smaller Companies Fund, Inc. (from 1993 to
                                      1998); Member of Advisory Board, Argentina Private
                                      Equity Fund L.P. (from 1992 to 1996) and Garantia L.P.
                                      (Brazil) (from 1993 to 1996); and Director, Mueller
                                      Industries, Inc. (from 1992 to 1994).

Ralph E. Gomory          72     N/A   President, Alfred P. Sloan Foundation (since 1989);
                                      Director, Ashland, Inc. (refining, distribution, road
                                      construction) (since 1989); Director, Lexmark
                                      International, Inc. (printer manufacturing) (since
                                      1991); Director, Washington Post Company (media) (since
                                      1989); Director, Polaroid Company (cameras and film)
                                      (since 1993).

Mel Hall                 55    7/00   Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt
                                      Funds, Inc. (since July 30, 2000); Trustee, Excelsior
                                      Funds Trust (since July 30, 2000); Chief Executive
                                      Officer, Comprehensive Health Services, Inc. (health
                                      care management and administration).

Roger M. Lynch           61     N/A   Retired; Chairman of the Board of Trustees of Fairfield
                                      University (since 1996); Director, SLD Commodities, Inc.
                                      (importer of nuts) (since 1991); President, Corporate
                                      Asset Funding Co., Inc. (asset securitization) (from
                                      1987 to 1999); General Partner (from 1980 to 1986) and
                                      Limited Partner (from 1986 to 1999), Goldman Sachs &
                                      Co.; Chairman, Goldman Sachs Money Markets, Inc. (from
                                      1982 to 1986).

Jonathan Piel            62    6/94   Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt
                                      Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust
                                      (since 1994); Vice President and Editor, Scientific
                                      American, Inc. (from 1986 to 1994); Director, Group for
                                      The South Fork, Bridgehampton, New York (since 1993);
                                      and Member, Advisory Committee, Knight Journalism
                                      Fellowships, Massachusetts Institute of Technology
                                      (since 1984).

Frederick S. Wonham/1/   69   12/95   Retired; Chairman of the Boards (since 1997), and
                                      President, Treasurer and Director (since 1995) of
                                      Excelsior Funds, Inc. and Excelsior Tax-Exempt Fund;
                                      Chairman of the Board (since 1997), President, Treasurer
                                      and Trustee (since 1995) of Excelsior Funds Trust; Vice
                                      Chairman of U.S. Trust Corporation and U.S. Trust NY
                                      (from February 1990 until September 1995); and Chairman,
                                      U.S. Trust Company (from March 1993 to May 1997).

--------
1 This Director/Trustee is considered to be an "interested person" of the Company as defined in the 1940 Act. As of June 30, 2001, Mr. Wonham owned or possessed voting control of 41,188 shares of common stock of The Charles Schwab Corporation, the ultimate parent company of the Companies' investment adviser.

  During the Companies' fiscal year ended March 31, 2001, the Directors met seven times. None of the Directors attended fewer than 75% of the meetings of the Board for which they were eligible to attend.

  The Companies' Boards have a Nominating Committee consisting of Messrs. Drake, Piel and Robinson. Following his retirement from the Boards as of July 27, 2001, Mr. Robinson will no longer serve on the Nominating Committee. The Nominating Committee is responsible for considering candidates for election to the Companies' Boards in the event a position is vacated or created. The Nominating Committee met once during the Companies' fiscal year ended March 31, 2001. At that meeting, held on July 28, 2000, the Nominating Committee nominated Mr. Hall for election to the Companies' Boards. The Nominating Committee also met on May 10, 2001 to nominate Messrs. Gomory and Lynch to the Boards of the Companies. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

  The Companies do not have audit or compensation committees.

  Each member of the Board of Trustees of Excelsior Funds Trust receives an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended and is reimbursed for expenses incurred in connection with service as a Trustee. Each member of the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. receives an annual fee of $9,000 per Company plus a per Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses for attending meetings. The Chairman of the Board of each of the Companies receives an additional $5,000 per annum with respect to each Company for services in this capacity. The members of the Nominating Committee each receive $2,000 per Company for services with respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $1,000 per annum with respect to Excelsior Funds Trust.

  The following chart provides certain information about the fees received by the Companies' Directors in the fiscal year ended March 31, 2001.

                           Aggregate       Pension or      Total Compensation
                          Compensation Retirement Benefits from the Companies
    Name of                 from the   Accrued as Part of  and Fund Complex*
Person/Position            Companies      Fund Expenses    Paid to Directors
---------------           ------------ ------------------- ------------------
Donald L. Campbell**        $ 4,500           None             $ 4,500(3)***
 Director
Rodman L. Drake             $46,500           None             $46,500(3)***
 Director
Joseph H. Dugan             $44,750           None             $44,750(3)***
 Director
Wolfe J. Frankl             $41,500           None             $41,500(3)***
 Director
Mel Hall                    $24,000           None             $24,000(3)***
 Director
Jonathan Piel               $49,750           None             $49,750(3)***
 Director
Robert A. Robinson          $49,750           None             $49,750(3)***
 Director
Alfred C. Tannachion        $44,750           None             $44,750(3)***
 Director
Frederick S. Wonham         $59,750           None             $59,750(3)***
 Chairman of the Boards,
 President and Treasurer

--------
* The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

**  Mr. Campbell resigned from the Companies on July 30, 2000.

*** Number of investment companies in the Fund Complex for which each individual served as Director.

  As of July 2, 2001, the Board members and officers of the Companies as a group owned beneficially less than 1% of the outstanding shares of each Fund of each Company, and less than 1% of the outstanding shares of all Funds of each Company in the aggregate.

            THE BOARD OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS
                        VOTE "FOR" EACH OF THE NOMINEES

               PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

  As directed by the Companies' Boards, the ratification of the selection of the independent auditors for the Companies' fiscal year ending March 31, 2002 is to be voted upon at the Meetings. It is intended that the persons named in the accompanying Proxy(ies) will vote for Ernst & Young LLP, unless contrary instructions are given. If the selection of the Companies' independent auditors is not ratified by the shareholders at the Meetings, the Board will reconsider such selection.

  The Companies' financial statements for the fiscal year ended March 31, 2001 were audited by Ernst & Young LLP. In connection with its audit, Ernst & Young reviewed the Companies' annual reports to shareholders and its filings with the Securities & Exchange Commission. In addition to audit services, Ernst & Young LLP reviews the Companies' federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

  At a meeting held on February 16, 2001, the Companies' Boards met with representatives of Ernst & Young LLP to review the services Ernst & Young LLP provides to the Companies. At the same meeting, the Companies' Boards unanimously selected Ernst & Young LLP as the Companies' independent auditors for its fiscal year ending March 31, 2002. A representative of Ernst & Young LLP is expected to be available at the Meetings by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.

  Audit Fees. For the fiscal year ended March 31, 2001, the approximate aggregate fee for professional services rendered for the audit of the Companies' annual financial statements was $470,000.

  Financial Information Systems Design and Implementation Fees. For the fiscal year ended March 31, 2001, the Companies did not pay Ernst & Young LLP any fees related to the design or implementation of hardware or software systems.

  All Other Fees. For the fiscal year ended March 31, 2001, Ernst & Young LLP was paid approximately $75,000 for all other non-audit services rendered on behalf of the Companies.

            THE BOARD OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS
                VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
           ERNST & YOUNG LLP AS THE COMPANIES' INDEPENDENT AUDITORS

                              VOTING INFORMATION

  Record Date. Only shareholders of record at the close of business on July 2, 2001 will be entitled to vote at the Meetings. On that date, there were 3,959,233,021.06 shares of Excelsior Funds, Inc. outstanding, 2,980,784,809.27 shares of Excelsior Tax-Exempt Funds, Inc. outstanding and 105,792,419.11 shares of Excelsior Funds Trust outstanding.

  All shares of each Company will vote in the aggregate on each of Proposals 1 and 2 and not by class or Fund at the Meetings. Each share of common stock in the case of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and each share of beneficial interest of Excelsior Funds Trust entitles the holder of record to one vote, exercisable in person or by properly executed Proxy, on all matters that properly come before the Meetings and any adjournments or postponements thereof.

  If you do not plan to be present at a Meeting, you should send your vote in by one of the following methods:

  1. Complete, sign and return the enclosed Proxy promptly in the postage-paid envelope; or

  2. Vote by phone by calling 1-800-690-6903. Enter the 12-digit control number on your Proxy and follow the telephone instructions.

  3. Vote through the Internet at www.proxyvote.com. Enter the 12-digit control number on your Proxy and follow the instructions on the website.

  Voting Procedures. The affirmative vote of the holders of at least a plurality of the shares of each Company, in person or by proxy, at the Meetings and entitled to vote is required for the election of Directors of each Company. Cumulative voting in the election of Directors is not permitted. The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of each Company.

  U.S. Trust has informed the Companies that it intends to vote the shares of the Companies over which it has discretion in favor of Proposals 1 and 2.

  Quorum. With respect to both Proposals 1 and 2, a quorum is constituted with respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. by the presence in person or by Proxy of the holders of more than 50% of the outstanding shares of such Company entitled to vote.

  With respect to Excelsior Funds Trust, a quorum on these Proposals is constituted by the presence in person or by Proxy of the holders of more than one-third of the outstanding shares of the Company entitled to vote. If a Proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting of Excelsior Funds Trust and entitled to vote for purposes of determining whether such matter has been authorized. However, nominee and other Specified Non-Votes will not be so included.

  With respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., all shares represented by a Proxy will be counted for purposes of determining whether a quorum is present for purposes of transacting business of the Companies. Shares represented by Proxies marked as "Withhold Authority" or "Abstain" or Specified Non-Votes with respect to a particular matter will not be voted on the specific matter.

  In the event that a quorum is not present at a Meeting or at any adjournment thereof, or in the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as Proxies, or their substitutes, may propose and vote for one or more adjournments of a Meeting to permit the further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at a Meeting in person or by Proxy. If a quorum is present, the persons named as Proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments. Proxies required to be voted AGAINST all proposals will not be used to adjourn the Meeting to obtain additional Proxies or votes with respect to such proposal. A shareholder vote may be taken with respect to a Company on any of the Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

  Other Shareholder Information. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately the following percentages of the outstanding shares of the Funds, as agent or custodian for their customers:

Company and Fund                            % Held as Agent or Custodian
----------------                            ----------------------------
Excelsior Funds, Inc.
Blended Equity Fund                                    72.26%
Large Cap Growth Fund                                  76.98%
Small Cap Fund                                         86.34%
Value and Restructuring Fund                           26.47%
Energy and Natural Resources Fund                      37.05%
Real Estate Fund                                       95.36%
International Fund                                     88.43%
Latin America Fund                                     73.91%
Pacific/Asia Fund                                      81.28%
Pan European Fund                                      87.88%
Emerging Markets Fund                                  97.37%
Short-Term Government Securities Fund                  85.99%
Intermediate-Term Managed Income Fund                  95.83%
Managed Income Fund                                    83.58%
Money Fund                                             90.56%
Government Money Fund                                  92.01%
Treasury Money Fund                                    64.09%
Technology Fund                                        94.02%
Biotechnology Fund                                     96.73%

Excelsior Tax-Exempt Funds, Inc.
Tax-Exempt Money Fund                                  99.88%
New York Tax-Exempt Money Fund                         87.56%
Long-Term Tax-Exempt Fund                              83.36%
Intermediate-Term Tax-Exempt Fund                      92.64%
Short-Term Tax-Exempt Securities Fund                  94.13%
New York Intermediate-Term Tax-Exempt Fund             92.11%
California Tax-Exempt Income Fund                      97.76%

Excelsior Funds Trust
Mid Cap Value Fund                                     95.88%
Optimum Growth Fund                                    60.08%
Equity Fund                                            98.97%
Income Fund                                            97.93%
Total Return Bond Fund                                 95.59%
International Equity Fund                              98.82%
High Yield Fund                                        93.55%

  The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of each Fund's outstanding shares at the record date were:

                                            Number of      Percent
                                        Outstanding Shares of Fund
                                        ------------------ -------
Excelsior Funds, Inc.
Blended Equity Fund
 UST Co. Retirement Fund                    1,673,294       8.30%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Small Cap Fund
 UST Co. Retirement Fund                      921,706      10.49%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Real Estate Fund
 Higgins Residuary Trust                      494,065       5.76%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 UST Co. Retirement Fund                      916,147      10.68%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

International Fund
 UST Co. Retirement Fund                    1,916,718       7.71%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Latin America Fund
 UST Co. Retirement Fund                      180,433       5.15%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Emerging Markets Fund
 The Carson Family Charitable Trust           165,463       5.73%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 UST Co. Retirement Fund                      285,714       9.89%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Short-Term Government Securities Fund
 D. & S. Johnson                              705,000       5.78%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

                                            Number of      Percent
                                        Outstanding Shares of Fund
                                        ------------------ -------
Managed Income Fund
 UST Co. Retirement Fund                    11,654,423     41.95%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Technology Fund
 Norcross Wildlife FDN                       1,048,332     10.32%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036
 The Carson Family Charitable Trust            571,719      5.63%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Biotechnology Fund
 UST Co. Retirement Fund                       369,326      7.68%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Excelsior Tax-Exempt Funds, Inc.
Long-Term Tax-Exempt Fund
 Alchemy LP                                    821,036      6.08%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Intermediate-Term Tax-Exempt Fund
 Alchemy LP                                  1,918,510      5.15%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Excelsior Funds Trust
Optimum Growth Fund
 UST Co. Retirement Fund                     1,392,593     36.09%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Income Fund
 Planned Parenthood NY INC MAIN              1,446,106      9.55%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 Persimmon Char Rem Unitr.                   2,151,605     14.20%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

                                            Number of      Percent
                                        Outstanding Shares of Fund
                                        ------------------ -------
 Higgins Residuary Trust                    8,398,988      55.44%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Total Return Bond Fund
 The Library Fund                           3,792,915       9.03%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 The Gould Foundation                       5,225,005      12.44%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

International Equity Fund
 The Liberty Fund                           1,512,849      14.95%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 The Gould Foundation                       1,433,766      14.17%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

 Planned Parenthood NY INC MAIN               574,723       5.68%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

Mid Cap Value Fund
 UST Co. Retirement Fund                    2,511,923      57.61%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

High Yield Fund
 UST Co. Retirement Fund                    1,405,406       8.47%
  c/o United States Trust Company of NY
  114 West 47th Street
  New York, NY 10036

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

                            ADDITIONAL INFORMATION

  Officers. Officers of the Companies are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth information about certain of the Companies' officers:

                                                       Principal Occupation
                             Position with           During Past 5 Years and
Name and Address             Each Company               Other Affiliations
----------------             -------------           -----------------------
Frederick S. Wonham       President and       Retired; President, Treasurer and
 c/o United States Trust  Treasurer           Director of Excelsior Funds, Inc. and
 Company of NY                                Excelsior Tax-Exempt Fund (since
 114 West 47th Street                         1995); President, Treasurer and
 New York, NY 10036                           Trustee of Excelsior Funds Trust
 Age: 66                                      (since 1995); Vice Chairman of U.S.
                                              Trust Corporation and U.S. Trust NY
                                              (from February 1990 until September
                                              1995); and Chairman, U.S. Trust
                                              Company (from March 1993 to May 1997).

Brian F. Schmidt          Vice President and  Senior Vice President, U.S. Trust Co.
 U.S. Trust Company       Chief Financial     (since 1998); Vice President, U.S.
 225 High Ridge Road      Officer             Trust Co. (from 1994 to 1998); Vice
 Stamford, CT 06905                           President and Chief Financial Officer,
 Age: 42                                      Excelsior Funds, Inc., Excelsior Tax-
                                              Exempt Funds, Inc. and Excelsior Funds
                                              Trust (since February 2001); Chief
                                              Financial Officer, Excelsior Venture
                                              Investors III, LLC and Excelsior
                                              Venture Partners III, LLC (since
                                              2001); Chief Financial Officer,
                                              Excelsior Private Equity Fund II, Inc.
                                              (since 1997) and UST Private Equity
                                              Fund, Inc. (since 1995).

Frank Bruno               Vice President and  Vice President, U.S. Trust Co. (since
 U.S. Trust Company       Assistant Treasurer 1994); Vice President and Assistant
 225 High Ridge Road                          Treasurer, Excelsior Funds, Inc.,
 Stamford, CT 06905                           Excelsior Tax-Exempt Funds, Inc. and
 Age: 41                                      Excelsior Funds Trust (since February
                                              2001); Treasurer, Excelsior Venture
                                              Investors III, LLC and Excelsior
                                              Venture Partners III, LLC (since
                                              2001); Treasurer, Excelsior Private
                                              Equity Fund II, Inc. (since 1997) and
                                              UST Private Equity Fund, Inc. (since
                                              1995).

W. Bruce McConnel         Secretary           Partner of the law firm of Drinker
 Drinker Biddle & Reath                       Biddle & Reath LLP.
 LLP
 One Logan Square
 18th and Cherry Streets
 Philadelphia, PA 19103-
 6996
 Age: 58

Michael P. Malloy         Assistant Secretary Partner of the law firm of Drinker
 Drinker Biddle & Reath                       Biddle & Reath LLP.
 LLP
 One Logan Square
 18th and Cherry Streets
 Philadelphia, PA 19103-
 6996
 Age: 41

                                                      Principal Occupation
                            Position with           During Past 5 Years and
Name and Address            Each Company               Other Affiliations
----------------            -------------           -----------------------
Julia Babik              Assistant Treasurer Mutual Fund Accounting Manager, SEI
 SEI Investments Mutual                      Investments Mutual Funds Services.
 Funds Services
 One Freedom Valley
 Drive
 Oaks, PA 19456
 Age: 32

Timothy Barto            Assistant Treasurer Attorney, SEI Investments Mutual Funds
 SEI Investments Mutual                      Services (1999-present); Associate,
 Funds Services                              Dechert Price & Rhoads (law firm)
 One Freedom Valley                          (1997-1999); Associate, Richter,
 Drive                                       Miller & Finn (law firm) (1994-1997).
 Oaks, PA 19456
 Age: 33

  None of the officers receives any compensation from the Companies for acting as officers of the Companies.

  Investment Adviser, Principal Underwriter and Administrators. U.S. Trust NY, which is located at 114 West 47th Street, New York, New York 10036, and U.S. Trust Co., which is located at 225 High Ridge Road, Stamford, Connecticut 06905, serve as the Companies' investment advisers. Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, is the principal underwriter for the shares of the Companies' Funds. Edgewood Services, Inc. is a wholly-owned subsidiary of Federated Investors, Inc. The Companies' administrators are: U.S. Trust Co.; SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

                                 OTHER MATTERS

  The Companies do not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Companies at their principal office within a reasonable time before such meeting.

  No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meetings, the persons named in the enclosed Proxy(ies) will vote thereon according to their best judgment in the interests of each Company.

Dated: July 13, 2001

                                   APPENDIX A
                               FORM OF PROXY CARDS
[LOGO]
Excelsior Funds, Inc.
73 Tremont Street
Boston, MA  02108


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              EXCELSIOR FUNDS, INC.
                                 (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on Friday, September 7, 2001, at 10:00 a.m. (Eastern time), at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905.

     The undersigned hereby appoints Frank Bruno, Ralph Pastore, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on July 2, 2001, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.



                                     PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                                     ENVELOPE. NO POSTAGE IS REQUIRED.


To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

(1)  Vote on Directors

     [ ]   For All

     [ ]   Withhold All

     [ ]   For All except:

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


           1)    Rodman L. Drake
           2)    Ralph E. Gomory
           3)    Morrill Melton Hall, Jr.
           4)    Roger M. Lynch
           5)    Jonathan Piel
           6)    Frederick S. Wonham


           -------------------------
(2) Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

           [_] For              [_] Against              [_] Abstain



----------------------------------                --------
Signature (Please Sign Within Box)                  Date


----------------------------------                --------
Signature (Joint Owners)                            Date

[LOGO]
Excelsior Tax-Exempt Funds, Inc.
73 Tremont Street
Boston, MA  02108


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                                 (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on Friday, September 7, 2001, at 10:00 a.m. (Eastern time), at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905.

     The undersigned hereby appoints Frank Bruno, Ralph Pastore, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on July 2, 2001, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.



                                     PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                                     ENVELOPE. NO POSTAGE IS REQUIRED.


To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

(1)  Vote on Directors

     [ ]   For All

     [ ]   Withhold All

     [ ]   For All except:

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.



           1)    Rodman L. Drake
           2)    Ralph E. Gomory
           3)    Morrill Melton Hall, Jr.
           4)    Roger M. Lynch
           5)    Jonathan Piel
           6)    Frederick S. Wonham


           -------------------------
(2) Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

           [_] For              [_] Against              [_] Abstain



----------------------------------                --------
Signature (Please Sign Within Box)                  Date


----------------------------------                --------
Signature (Joint Owners)                            Date

[LOGO]
Excelsior Funds Trust
73 Tremont Street
Boston, MA  02108


               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              EXCELSIOR FUNDS TRUST
                                 (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on Friday, September 7, 2001, at 10:00 a.m. (Eastern time), at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905.

     The undersigned hereby appoints Frank Bruno, Ralph Pastore, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on July 2, 2001, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.



                                     PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                                     ENVELOPE. NO POSTAGE IS REQUIRED.


To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

(1)  Vote on Trustees

     [ ]   For All

     [ ]   Withhold All

     [ ]   For All except:

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


           1)    Rodman L. Drake
           2)    Ralph E. Gomory
           3)    Morrill Melton Hall, Jr.
           4)    Roger M. Lynch
           5)    Jonathan Piel
           6)    Frederick S. Wonham


           -------------------------
(2) Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

           [_] For              [_] Against              [_] Abstain



----------------------------------                --------
Signature (Please Sign Within Box)                  Date


----------------------------------                --------
Signature (Joint Owners)                            Date